Exhibit 99.1

FOR IMMEDIATE RELEASE

HENRY SCHEIN TO WEBCAST THIRD QUARTER 2023 CONFERENCE CALL AND

PROVIDE AN UPDATE ON ITS FULL-YEAR 2023 GUIDANCE

ON MONDAY, NOVEMBER 13, 2023 AT 10:00 A.M. ET

MELVILLE, N.Y., November 2, 2023 – Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, announced today that it will release its third quarter 2023 financial results before the stock market opens on Monday, November 13, 2023, and will provide a live webcast of its earnings conference call on the same day beginning at 10:00 a.m. Eastern time. The Company will also provide an update on its earnings expectations for the full-year 2023 and discuss the impact of the business disruption and associated costs of recovery from its fourth quarter cybersecurity incident.

Speakers on the call will include Stanley M. Bergman, Chairman of the Board and Chief Executive Officer of Henry Schein, and Ronald N. South, Senior Vice President and Chief Financial Officer.

Investors can access the call by visiting https://investor.henryschein.com/webcasts. A replay will be available on the Henry Schein website following the presentation.

The Company also announced that it has filed a Form 12b-25 with the SEC today, as it requires additional time to file its Form 10-Q for the quarterly period ending September 30, 2023, due to delays in connection with the cybersecurity incident experienced by the Company and its decision to take down certain applications affecting its operational and information technology systems, as disclosed on a Form 8-K filed on October 16, 2023. The Company expects to file its Form 10-Q for the quarterly period ended September 30, 2023, before the end of November 2023.

Cautionary Note Regarding Forward-Looking Statements

In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These statements are generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,” “to be,” “to make” or other comparable terms. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the documents we file with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K. Forward looking statements include the overall impact of the Coronavirus Disease 2019 (COVID-19) on us, our results of operations, liquidity and financial condition (including any estimates of the impact on these items), the rate and consistency with which dental and other practices resume or maintain normal operations in the United States and internationally, expectations regarding PPE products and COVID-19 related product sales and inventory levels, whether additional resurgences or variants of the virus will adversely impact the resumption of normal operations, whether supply chain disruptions will adversely impact our business, the impact of integration and restructuring programs as well as of any future acquisitions, general economic conditions including exchange rates, inflation and recession, and more generally current expectations regarding performance in current and future periods. Forward looking statements also include (i) our ability to have continued access to a variety of COVID-19 test types, and COVID-19 vaccines and ancillary supplies, and (ii) expectations regarding COVID-19 test sales, demand and inventory levels.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: risks associated with COVID-19 and any variants thereof, as well as other disease outbreaks, epidemics, pandemics, or similar wide-spread public health concerns and other natural disasters; our dependence on third parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new products (particularly technology products) and technologies that achieve market acceptance with acceptable margins; transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve anticipated synergies/benefits; legal, regulatory, compliance, cybersecurity, financial and tax risks associated with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; effects of a highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market; the repeal or judicial prohibition on implementation of the Affordable Care Act; changes in the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers; general global and domestic macro-economic and political conditions, including inflation, deflation, recession, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign currencies, and changes to other economic indicators, international trade agreements, potential trade barriers and terrorism; failure to comply with existing and future regulatory requirements; risks associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health records or transmissions; changes in tax legislation; risks related to product liability, intellectual property and other claims; litigation risks; new or unanticipated litigation developments and the status of litigation matters; risks associated with customs policies or legislative import restrictions; cyberattacks or other privacy or data security breaches; risks associated with our global operations; our dependence on our senior management, employee hiring and retention, and our relationships with customers, suppliers and manufacturers; and disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. We undertake no duty and have no obligation to update forward-looking statements except as required by law.

About Henry Schein, Inc.

Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of people and technology. With more than 23,000 Team Schein Members worldwide, the Company’s network of trusted advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational success and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support dental laboratories, government and institutional health care clinics, as well as other alternate care sites.

Henry Schein operates through a centralized and automated distribution network, with a selection of more than 300,000 branded products and Henry Schein corporate brand products in our distribution centers.

A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville, N.Y., and has operations or affiliates in 33 countries and territories. The Company’s sales reached $12.6 billion in 2022, and have grown at a compound annual rate of approximately 12.1 percent since Henry Schein became a public company in 1995.

For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein, and @HenrySchein on Twitter.

CONTACTS:	Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500

Graham Stanley
Vice President, Investor Relations and Strategic Finance Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169